EXHIBIT 99.3

INDUCEMENT AGREEMENT

          THIS INDUCEMENT AGREEMENT entered into effective as of the 27th day of July, 2005, by and between THE CAROLINAS GATEWAY PARTNERSHIP, INC., a North Carolina non-profit corporation (hereinafter referred to as the “Partnership”); NASH COUNTY, a body politic of the State of North Carolina (the “County” and together with the Partnership, sometimes referred to herein as the “Inducing Parties”); the CITY OF ROCKY MOUNT, NORTH CAROLINA, a North Carolina municipal corporation (the “City”); NASH COUNTY BUSINESS DEVELOPMENT AUTHORITY, a North Carolina non-profit corporation (hereinafter referred to as the “Authority”); and THE CHEESECAKE FACTORY BAKERY INCORPORATED, a California corporation (hereinafter referred to as the “Company”).

W I T N E S S E T H

          WHEREAS, the City and County seek to promote economic growth and development within their jurisdictions and the social and economic improvement of their citizens; and

          WHEREAS, the Partnership is a non-profit corporation organized for the purpose, in part, of accelerating the quality and quantity of economic growth and employment opportunities in Nash and Edgecombe Counties by inducing the location in the region of business enterprises satisfying the aforementioned purpose and thereby reducing physical, economic, and social distress resulting from unemployment and underemployment existing therein; and

          WHEREAS, the Authority is a non-profit corporation organized under the aegis of County which owns the Whitaker Business and Industry Center (“Whitaker Center”) and promotes the use of the Whitaker Center for business and economic development to improve the economic health of Nash County, North Carolina; and

          WHEREAS, the Partnership and local governmental officials in Nash County have entered into negotiations with the Company to induce and cause the Company to locate a manufacturing/distribution facility in Nash County, North Carolina; and

          WHEREAS, other communities have offered attractive inducements attempting to induce Company to locate the manufacturing/distribution facility in those communities; and

          WHEREAS, Company considered the location of its operations in other communities if it were unable to obtain the cooperation and assistance of the Nash County and Rocky Mount communities for the acquisition and development of the facility; and

          WHEREAS, in consideration of the commitments of the Inducing Parties herein and other commitments flowing to the Company from the Nash County and Rocky Mount communities, the Company has agreed to locate a commercial bakery and warehousing and distribution facility in Nash County, North Carolina in the existing Shell Building No. IV located on the 15.82-acre tract in the Whitaker Center described on Exhibit A attached hereto and incorporated herein by reference (the “Facility”); and

          WHEREAS, the Company will acquire the Facility and make certain additional improvements to it and use it for its manufacturing/distribution operations for a period as specified herein; and

          WHEREAS, the operations of the Company are expected to provide a number of new job opportunities for the citizens of the region and to create a significant increase in the tax base of Nash County; and

          WHEREAS, Company has agreed to locate its new manufacturing/distribution facility in Nash County, North Carolina in partial consideration of the Inducing Parties’ transferring the Facility to the Company and participating in the expenses of improvement, expansion, upfitting and equipping of the Facility for the location there of the Company’s operations; and

          WHEREAS, it is projected by the Company that the Company’s operations in Nash County, North Carolina will create 300 new permanent full-time jobs by December 31, 2010, and an aggregate 500 new permanent full-time jobs by December 31, 2012, and that new capital investment by the Company for the improvement, expansion, upfitting and equipping of the Facility will be at least $12,000,000.00 by December 31, 2008, and $17,000,000.00 by December 31, 2012; and

          WHEREAS, Company will endeavor to offer at least twenty-five percent (25%) of the newly-created jobs to persons, who, to the best of Company’s ability to determine within the constraints of laws, qualify as low or moderate income persons (as defined by the United States Department of Housing and Urban Development) or to females, minorities or other legally protected class members (as defined by federal, state or local employment discrimination statutes and regulations), and the average weekly wage for at least forty percent (40%) of Company’s employees at the Facility will be paid an annual wage calculated pursuant to this Inducement Agreement that equals or exceeds the Specified Average Wage, as hereinafter defined; and

          WHEREAS, the individual and corporate citizens of the region served by the Partnership have deemed the inducement of operations such as that contemplated by Company for the Facility to be of such importance that they have contributed or have agreed to contribute sums to the Partnership which will render it possible for such companies like Company to be granted a contribution in aid for the acquisition, improvement, expansion, upfitting and equipping of its facilities, which in this case will induce and enable the Company to promptly acquire, improve, expand, upfit and equip the Facility for its operations in Nash County, North Carolina, thereby providing an opportunity to create a number of new jobs in furtherance of the primary public purpose of the Partnership, which is to reduce unemployment, and which will, in addition, increase the Nash County tax base,

          NOW, THEREFORE, IN CONSIDERATION OF THE FOREGOING, THE PARTIES HERETO HEREBY AGREE AS FOLLOWS:

          1.     Within sixty thirty 60 days following the execution hereof, the Inducing Parties shall participate in the acquisition, improvement, expansion, upfitting and equipping of the Facility for the Company’s manufacturing/distribution operations in Nash County, North Carolina by the following (the “Inducements”):

          a.  the County shall transfer to the Company at no cost the Facility, consisting of Shell Building No. IV and the 15.82-acre parcel on which it sits, all as described on Exhibit A attached hereto and which has an agreed value of $1,500,000.00 (the “County Land Inducement”); and

          b.  the County shall participate in the improvement, expansion, upfitting and equipping of the Facility by paying the Company a cash inducement of $500,000.00 (the “Initial County Cash Inducement”); and

          c.  the Partnership shall participate in the improvement, expansion, upfitting and equipping of the Facility by paying the Company or others on behalf of the company a total cash inducement of $250,000 (the “Partnership Inducement”).

          In addition to the Initial County Cash Inducement, the County shall pay the Company an annual cash inducement of $10,000.00 for five (5) years on July 1 in each year beginning July 1, 2006, and continuing through July 1, 2010 (the “Annual County Cash Inducements”), provided, however, that the County shall have no obligation to pay any Annual County Cash Inducement on any payment date if the Company has not satisfied all of its obligations to be performed hereunder as of such date.  If the Company shall not have satisfied its obligations hereunder as of any payment date but shall satisfy all obligations of the Company to have been satisfied as of a subsequent payment date, all unpaid Annual County Cash Inducements which would have been paid as of such date shall be paid.  No Annual County Cash Inducements shall be paid after July 1, 2010.

          In no event shall either of the Inducing Parties have any liability for payment of the portion of the Inducements to be paid or delivered by the other Inducing Party.

          2.     From the date of this Agreement through December 31, 2012 (the “Certification Period”), Company shall establish and at all times maintain a manufacturing/distribution operation in the Facility, and Company shall make new capital expenditures for the acquisition, expansion, improvement, upfitting and equipping of the Facility totaling an aggregate of at least $12,000,000.00 by December 31, 2008 and of at least $17,000,000.00 by December 31, 2012 (the “Target Expenditures”).  Target Expenditures shall include only those capital expenditures made at the Facility by Company.  Also, by December 31, 2010, the Company will employ and maintain in employment at least 300 permanent full-time employees not less than 40% of whom shall be paid an average wage that equals or exceeds the hereinafter defined Specified Average Wage, and by the end of the Certification Period on December 31, 2012, Company will employ and maintain in employment at least 500 such permanent full-time employees not less than 40% of whom shall be paid an average wage that equals or exceeds the hereinafter defined Specified Average Wage (the “Target Employment”).  Target Employment shall include only those jobs created by Company which arise from or relate to the manufacturing/distribution operations in the Facility.  Further, Company shall endeavor to offer at least twenty-five percent (25%) of the newly-created jobs to persons, who, to the best of Company’s ability to determine within the constraints of laws, qualify as low or moderate income persons or to females, minorities or other legally protected class members, as those terms were previously defined.  For purposes of this agreement, “capital expenditures” shall be such expenditures as are treated as capital expenditures according to generally accepted accounting principles and which shall be subject to ad valorem taxes by the County; “permanent full-time employees” shall mean permanent full-time employees at the Facility for the manufacturing/distribution operation; “Specified Average Wage” shall equal or exceed mean the average weekly wage for covered employees as defined by the Employment Security Commission in Nash County, North Carolina (or its successor)  based on the latest available annualized data for employees in the Company’s NAICS classification; “Facility” shall mean the Facility described on Exhibit A or any replacement facilities in Nash County, North Carolina approved by the Inducing Parties; and the “average weekly wage” for the Company’s employees shall be derived from adding all wages, salaries and benefits of all hourly and salaried employees, and dividing that number by total employment, with the salary, wages and benefits for each employee to include basic hourly wage or salary, plus overtime pay, benefits and bonuses.

          3.     Company shall furnish to the Partnership and County on January 31, 2009, a written certification as to Company’s actual capital expenditures made through December 31, 2008, in whole or in part on the Facility.  If Company shall fail to meet the incremental goals for Target Expenditures as of December 31, 2008, Company shall pay the Inducing Parties the sum of $250,000.00 (the “Interim Expenditures Repayment Amount”).  Company shall furnish to the Partnership and County on January 31, 2011, a written certification as to Company’s actual employment through December 31, 2010, in whole or in part on the Facility.  If Company shall fail to meet the incremental goals for Target Employment as of December 31, 2010, Company shall pay the Inducing Parties the sum of $250,000.00 (the “Interim Employment Repayment Amount”).

          To determine whether Company has satisfied its full obligations hereunder, Company shall furnish to the Partnership and County on January 31, 2013, a written certification as to Company’s actual capital expenditures during the Certification Period made in whole or in part on the Facility, and as to Company’s maximum employment figure of permanent, full-time employees arising from or related to its manufacturing/distribution operations in the Facility at the Specified Average Wage, all as set forth herein.  In addition, Company shall further certify to the Partnership and County that it has continuously operated a manufacturing/distribution business in the Facility at all times since initiation of operations in the Facility following the execution and delivery hereof.  Company shall not be required to certify to the Partnership or County actual capital expenditures or employment figures above Target Expenditures or Target Employment.  If at the conclusion of the Certification Period, Company has attained the Target

Expenditures and attained and maintained the Target Employment and maintained its manufacturing/distribution operations in the Facility at all times since the execution hereof and Company certifies such to the Partnership at the end of the Certification Period, the Company shall be entitled to retain the Inducements paid and the Inducing Parties shall repay to the Company the Interim Expenditures Repayment Amount and Interim Employment Repayment Amount paid by the Company to the Inducing Parties.  Subject to the following proviso, if at the conclusion of the Certification Period, Company has failed to reach the Target Expenditures or to reach and maintain Target Employment or to continuously maintain a manufacturing/distribution operation in the Facility, the Company shall repay the full amount of the Inducements paid to the Company to the Inducing Parties without demand.  However, if at the conclusion of the Certification Period, Company has at all times maintained a manufacturing/distribution operation in the Facility and Company has achieved any portion less than one hundred percent (100%) of Target Expenditures or Target Employment, then the repayment shall be the same percentage of the total Inducements of $2,450,000.00 as the larger percentage of Company’s unfulfilled obligations as measured by comparing the ratios of (i) actual capital expenditures to the Target Expenditures and (ii) actual permanent, full-time employment to the Target Employment.  Any repayments made pursuant to the terms of this Paragraph 3 shall be without interest prior to its due date and shall represent the Inducing Parties’ sole and exclusive remedy hereunder.  The certification to be furnished by Company hereunder shall be signed and verified by an officer of Company and by an independent certified public accounting firm.

          4.     Following attainment and satisfactory certification of attainment of the goals of Target Employment, Target Expenditures and maintenance of its manufacturing/distribution operations at the Facility pursuant to Paragraph 3 above, the Company shall maintain its manufacturing/distribution operation at the Facility and maintain a level of employment equal to an average of at least 450 permanent, full-time employees at least forty percent (not less than 40%) of whom shall be paid an average wage that equals or exceeds the Specified Average Wage until the expiration of ten (10) years from the date on which the Facility is placed into use for production (the “Continuation Goals”).  The Company shall certify its attainment of the Continuation Goals within thirty (30) days following the end of the ten-year period, such certification to be signed and verified by an officer of Company and by an independent certified public accounting firm.  If at any time following the end of the Certification Period and prior to the end of the ten-year period, the Company shall fail to maintain its manufacturing/distribution operations at the Facility, the Company shall immediately upon demand pay the Inducing Parties the sum of $500,000.00; if at the time the Company shall fail to maintain its manufacturing/distribution operations at the Facility or at the end of such ten-year period (in either event, the “Applicable Time”), the Company fails to maintain the Continuation Goal relating to employment and to provide the certification of its attainment of such Continuation Goal as specified, the Company shall immediately upon demand pay the Inducing Parties the same percentage of the total Inducements of $2,450,000.00 as the percentage of Company’s unfulfilled employment obligation as measured by comparing the ratios of actual permanent, full-time employment at the Specified Average Wage at the Applicable Time to the employment Continuation Goal of 450 employees.  For example, if at the Applicable Time, the Company has only 400 employees, its unfulfilled employment Continuation Goal obligation is 50/450, which is 11.11%; the repayment should be 11.11% of $2,450,000.00 or $272,195.00. Any repayment made pursuant to the terms of this paragraph shall be without interest prior to its due date and shall represent the Inducing Parties’ sole and exclusive remedy with respect to the Continuation Goals.

          5.     In consideration of the Company’s undertakings herein and the provisions of this Paragraph 5, the Authority joins herein to grant and does hereby grant to the Company the right and option (the “Option”) to purchase the 15-acre parcel located in the Park adjacent to the Facility and being more fully described on Exhibit B attached hereto and incorporated herein by reference (the “Option Property”).  Such Option may be exercised at any time on or before December 31, 2012, by written notice to the Authority, provided that at the time the Option is exercised, Company shall have performed all obligations to be performed by Company hereunder as of the time of exercise of the option.  Within thirty (30) days after Company’s exercise of the Option, the Authority shall convey the Option Property to the Company by special warranty deed.  Within twelve (12) months after the conveyance of the Option Property, Company shall construct improvements on the Property with a fair market value of costing no less than $150,000.00, which is the fair market value of the Option Property on the date hereof.  Such improvements shall be funded by expenditures treated as capital expenditures according to generally accepted accounting principles and such improvements shall be subject to ad valorem taxes by the County.  If Company shall fail to complete the improvements within such twelve-month period or if Company shall fail to meet the goals of Target Employment and Target Expenditures and the Continuation Goals, Company shall upon demand pay Authority the sum of $150,000.00.  Additionally, if the completed improvements shall be found to have an assessed tax value of less than $150,000.00, then the Company shall upon demand pay the Authority the difference between the assessed tax value and $150,000.00.

          6.     Any delay in the performance of any of the duties or obligations of Company hereunder shall not be considered a breach of this Agreement and the time required for performance shall be extended for a period equal to the period of such delay, provided that such delay has been caused by or is the result of any acts of God; acts of the public enemy; insurrections; riots; embargoes; labor disputes, including strikes, lockouts, job actions, or boycotts; shortages of materials or energy; fires; explosions; floods; changes in laws governing international trade; or other unforeseeable causes beyond the control and without the fault or negligence of Company.  Company shall give prompt notice to the Partnership of such cause, and shall take whatever reasonable steps are necessary to relieve the effect of such cause as rapidly as possible.  No such event shall excuse the payment of any sums due and payable hereunder on the due date thereof except any payment due upon the failure of any act or event for which delayed performance is excused as provided above.

          7.     Company shall make a commercially reasonable effort as legally possible to assure that a majority of its employees are persons who certify to Company at the time of their hiring that they have been residents of Nash, Edgecombe, Halifax, Wilson, Northampton or Franklin Counties for at least 12 months prior to their hiring.

          8.     This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to the following, proviso: any successor or assign of the Company shall expressly assume the obligations of the Company hereunder, subject to all the limitations herein, including without limitation the obligations relating to the maintenance of a manufacturing/distribution operation in the Facility.  No assignment shall relieve the Company of its obligations hereunder.

          9.     Any payment not made hereunder when due shall bear interest at the legal rate from the due date until paid.  If any legal action or other proceeding shall be instituted for the collection of any sums or the performance of any other obligations hereunder, the prevailing party in any such action or proceeding shall be entitled to the recovery of its reasonable attorneys’ fees.

          10.     Notwithstanding any provision herein to the contrary, the Inducing Parties shall have no obligation to transfer and pay the Inducements to the Company until the payment of their respective portions of such Inducements to be paid by the County have been approved as deemed necessary by counsel to the County following a public hearing or hearings in accordance with all applicable law.  The County agrees to exercise its commercially reasonable efforts to obtain the necessary approvals of the payment of the Inducements.  If the Inducing Parties are unable to obtain such necessary approvals within sixty (60) days from the date hereof, any of the parties hereto shall have the right to terminate this Agreement and the parties shall have no further obligations hereunder.

          11.     The Partnership further agrees to exercise its commercially reasonable efforts to cause the Company to receive the benefit of up to an additional $425,000.00 in grants from other local, state and federal governmental agencies and instrumentalities, including a North Carolina Eastern Region Flex Grant of $25,000.00, a Golden LEAF grant of $250,000, and a Rural Center grant of $85,400.  The Flex Grant, which is set to expire on May 31, 2005, is given at the time of a public announcement and can be used at the company’s discretion.  If received, the $250,000 Golden LEAF grant would be used to help with the purchase of a pre-treatment facility, and any remaining funds would go toward the electric generator.  If received, the $84,500 Rural Center grant would be used to help with the purchase of a water booster pump and a backflow valve.

          12.      The City intends to provide and own a generator that supplies back-up emergency power and for load management purposes at such time as the company’s usage will allow.  The company shall be responsible for making the generator PURPA qualified.  The City would have ownership of the pre-treatment equipment if the grants so dictate.  If the grants do not dictate so, then the pre-treatment equipment is to be acquired, installed, operated, and owned by the company with reimbursement from the recipient of the grant.

          The Company acknowledges that the Inducing Parties do not control such funds and that the Inducing Parties shall have no liability to the Company if the grant funds are not available or if the Company is not granted any of such funds.

          13.     In addition to the Inducements described hereinabove, the City joins herein to evidence its agreement to provide special additional incentives to Company (the “City Incentives”).  The Company has agreed to purchase water, sewer, gas and electrical utilities from the City for use at the Facility, and, in consideration of Company’s undertakings herein, provided that  (a) the City shall have installed and currently maintains in use at the time of payment a properly-sized, PURPA-qualified, peak-load/stand-by electric generator, (b) the Company shall have commenced and currently continues its operations in the Facility at the time of payment and (c) the Company shall have entered into and currently maintains in effect at the time of payment an electric service agreement with the City with a contract demand of 1800 kilowatts, then, at such time as Company has achieved a minimum 1800 kilowatt demand and a minimum of 900,000 kilowatt hours of electrical service per month, (collectively, the “Utility Usage Goal”), or such other amounts and usages as the City and Company may mutually agree, the City shall pay Company a City Incentive of $60,000.00, and thereafter the City shall pay Company a City Incentive of $60,000.00 for each successive period of at least twelve months in which the average monthly electric service utility usage equals or exceeds the Utility Usage Goal.  The maximum City Incentives shall be $300,000.00, and such City Incentives shall be earned no later than December 31, 2012.  The first period of at least twelve months following the month for which the first City Incentive is paid shall not include such first month in which the Utility Usage Goal is attained, and the successive periods of at least twelve months can not include any of the same months.  The City shall retain ownership of the electric generator described in (a) of this Paragraph 11.

          14.     This Agreement shall be deemed a contract entered into, delivered and made in the State of North Carolina, United States of America, and it shall be governed, construed, interpreted and enforced in accordance with the laws of the State of North Carolina, notwithstanding the principles of conflicts of law.

          15.     Time is of the essence in the performance of the parties’ respective obligations hereunder.

          16.     This Agreement may be executed simultaneously in two or more counterparts each of which shall be deemed an original, and all of which, when taken together, constitute one and the same document.  The signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.  Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart.  Any party so executing this Agreement by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

          17.     All notices hereunder shall be in writing and shall be given by delivery in person, by placing the notice in the U. S. mail, postage prepaid, and mailing the same by certified mail, return receipt requested, or by mailing through a recognized national overnight courier (e.g., Federal Express), postage prepaid, in either addressed to the party to receive notice as follows:

If to the County:	Bob Murphy, County Manager
Nash County
120 W. Washington Street
Nashville, NC 27856
Ph: (252) 459-9800

If to the Partnership:	John R. Gessaman, President and CEO
Carolinas Gateway Partnership
427 Falls Road
Rocky Mount, NC 27804
Ph: (252) 442-0114

If to the Company:	Keith Carango, Vice President
The Cheesecake Factory
26950 Agoura Road
Calabasas Hills, CA 91301
Ph: (818) 871-3000

Debbie Zarzulo, General Counsel
The Cheesecake Factory
26950 Agoura Road
Calabasas Hills, CA 91301
Ph: (818) 871-3080

If to the City:	Steve Raper, City Manager
City of Rocky Mount
One Governmental Plaza
Rocky Mount, NC 27804
Ph: (252) 972-1325

If to the Authority:	Jimmie D. Smith, Jr., President
Nash County Business Development Authority
427 Falls Road
Rocky Mount, NC 27804
Ph: (252) 442-0114

          Notices shall be deemed given and received on the date when delivered in person, three days after being placed in the U.S. mails and one day after being placed in the custody of an overnight courier.  Any party may give notice of the change of address by giving such notice in accordance with the terms hereof.

[The signatures are on the following page.]

          IN WITNESS WHEREOF, the parties have hereunto affixed their hands and seals to multiple counterpart originals which collectively shall constitute a single instrument effective as of the day and year first written above.

THE CAROLINAS GATEWAY PARTNERSHIP, INC.

	BY:	/s/ JOHN GESSAMAN

President

ATTEST:

/s/ C.R. HARRELL

Secretary

(CORPORATE SEAL)

NASH COUNTY

	BY:	/s/ J. CLAUDE MAYO, JR.

Chairman of Commissioners
ATTEST:

/s/ WAYNE MOORE

Clerk

(CORPORATE SEAL)

THE CHEESECAKE FACTORY BAKERY INCORPORATED

	BY:	/s/ DAVID OVERTON

President

ATTEST:

/s/ DEBBY R. ZURZOLO

Secretary

(CORPORATE SEAL)

NASH COUNTY BUSINESS DEVELOPMENT AUTHORITY

	BY:	/s/ GARY R. GLISSON

Vice President

ATTEST:

/s/ SHARON B. ARMSTRONG

Secretary

(CORPORATE SEAL)

THE CITY OF ROCKY MOUNT, NORTH CAROLINA

	BY:	/s/ FREDERICK E. TRUNAGE

Mayor

ATTEST:

/s/ JEAN M. BAILEY

City Clerk

(CORPORATE SEAL)

STATE OF CALIFORNIA
COUNTY OF LOS ANGELES

          I, Shari Conrad, a Notary Public of the State and County aforesaid, certify that David Overton personally came before me this day and acknowledged that he is President of THE CHEESECAKE FACTORY BAKERY INCORPORATED, a California corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its President, sealed with its corporate seal, and attested by Debby R. Zurzolo as its Secretary.

          Witness my hand and official stamp or seal, this 27th day of July, 2005.

/s/ SHARI CONRAD

Notary Public

My commission expires: 5/20/09

(NOTARY SEAL)

STATE OF NORTH CAROLINA
COUNTY OF EDGECOMBE

          I, Marianne J. Taylor, a Notary Public of the State and County aforesaid, certify that Charlie R. Harrell personally came before me this day and acknowledged that he is Secretary of THE CAROLINAS GATEWAY PARTNERSHIP, INC., a North Carolina non-profit corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its President, sealed with its corporate seal, and attested by himself as its Secretary.

          Witness my hand and official stamp or seal, this 1st day of August, 2005.

/s/ MARIANNE J. TAYLOR

Notary Public

My commission expires: 3-31-09

(NOTARY SEAL)

STATE OF NORTH CAROLINA
COUNTY OF NASH

          I, Catryna Johnson, a Notary Public of the State and County aforesaid, certify that Wayne Moore personally came before me this day and acknowledged that he is Clerk of the Board of Commissioners of NASH COUNTY, a body politic of the state of North Carolina, and that by authority duly given and as the act of the said Nash County, the foregoing instrument was signed in its name by the Chairman of its Board of Commissioners, sealed with its corporate seal, and attested by his self as its County Clerk.

          Witness my hand and official stamp or seal, this 1st day of August, 2005.

/s/ CATRYNA JOHNSON

Notary Public

My commission expires: 4-17-10

(NOTARY SEAL)

STATE OF NORTH CAROLINA
COUNTY OF NASH

          I, Marianne J. Taylor, a Notary Public of the State and County aforesaid, certify that Sharon B. Armstrong personally came before me this day and acknowledged that she is Secretary of NASH COUNTY BUSINESS DEVELOPMENT AUTHORITY, a North Carolina non-profit corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its Vice President, sealed with its corporate seal, and attested by herself as its Secretary.

          Witness my hand and official stamp or seal, this 1st day of August, 2005.

/s/ MARIANNE J. TAYLOR

Notary Public

My commission expires: 3-31-09

(NOTARY SEAL)

STATE OF NORTH CAROLINA
COUNTY OF NASH

          I, Frances M. Tripp, a Notary Public of the State and County aforesaid, certify that Jean M. Bailey personally came before me this day and acknowledged that she is City Clerk of CITY OF ROCKY MOUNT, NORTH CAROLINA, a North Carolina municipal corporation, and that by authority duly given and as the act of the said City, the foregoing instrument was signed in its name by the Mayor, sealed with its corporate seal, and attested by herself as its City Clerk.

          Witness my hand and official stamp or seal, this 29th day of July, 2005.

/s/ FRANCES M. TRIPP

Notary Public

My commission expires: July 27, 2007

(NOTARY SEAL)

EXHIBIT A

DESCRIPTION OF FACILITY

          Shell Building No. IV, containing approximately 100,000 square feet located in the Whitaker Business and Industry Center, the said building being located on the following parcel:

Facility (Shell Building No. IV and 15.82-acre parcel)

          Being Lot 2B as shown on plat entitled “Major Final Plat – Section 3, Whitaker Business and Industry Center”, by Joyner, Keeny & Associates, dated March 16, 1999, and recorded in Plat Book 28, Pages 104 and 105, Nash County Registry.

EXHIBIT B

DESCRIPTION OF OPTION PROPERTY

Option Property

          Being Lot 3B as shown on plat entitled “Major Final Plat – Section 3, Whitaker Business and Industry Center”, by Joyner, Keeny & Associates, dated March 16, 1999, and recorded in Plat Book 28, Pages 104 and 105, Nash County Registry.